SCHEDULE 14A
                    Proxy Statement Pursuant to Section 14(a)
            of the Securities Exchange Act of 1934 (Amendment No. __)


Filed by the Registrant    [  ]

Filed by a Party other than the Registrant    [X]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[X]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to ss. 240.14a-12

                                 CSX CORPORATION

                (Name of Registrant as Specified In Its Charter)
               THE CHILDREN'S INVESTMENT FUND MANAGEMENT (UK) LLP
             THE CHILDREN'S INVESTMENT FUND MANAGEMENT (CAYMAN) LTD.
                      THE CHILDREN'S INVESTMENT MASTER FUND
                            3G CAPITAL PARTNERS LTD.
                            3G CAPITAL PARTNERS, L.P.
                                  3G FUND L.P.
                                CHRISTOPHER HOHN
                                ALEXANDRE BEHRING
                               GILBERT H. LAMPHERE
                               TIMOTHY T. O'TOOLE
                                 GARY L. WILSON
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

        1)   Title of each class of securities to which transaction applies:


        2)   Aggregate number of securities to which transaction applies:


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        3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


        4)   Proposed maximum aggregate value of transaction:


        5)   Total fee paid:


[ ]     Fee paid previously with preliminary materials.

[ ]     Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)   Amount Previously Paid:


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        4)   Date Filed:


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On February 7, 2008, The Children's Investment Fund Management (UK) LLP sent a letter to the Board of Directors of CSX Corp., a copy of which if filed herewith as Exhibit 1.